<FILENAME>IMS082903_8k.txt

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) August 29, 2003



                       International Monetary Systems, Ltd.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-30853
                        ---------------------------------


        Wisconsin                                         39-1924096
(State of Incorporation)                       (IRS Employer Identification No.)

                            16901 West Glendale Drive
                           New Berlin, Wisconsin 53151
                    (Address of Principal Executive Offices)

                                 (262) 780-3640
              (Registrant's telephone number, including are code)


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                     International Monetary Systems, Ltd.


Item 5.   Other Events and Regulation FD Disclosure

     On August 29, 2003, International Monetary Systems, Ltd. issued a press release announcing the sale of its Cananian operations. The full text of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

Exhibit No.       Description

99.1     Press release dated August 29, 2003




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.


Date: September 2, 2003                 By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


99.1 Press Release, dated August 29, 2003, of International Monetary
     Systems, Ltd.